Exhibit 32.2
             GRAHAM CORPORATION AND SUBSIDIARIES
                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350, AS
                     ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In  connection  with  the Quarterly Report of Graham
Corporation (the "Company") on Form 10-Q for the
period ending September  30, 2003 as filed with the
Securities and Exchange Commission on the date
hereof (the "Report"), I, J. Ronald Hansen, Vice
PresidentFinance and Administration and Chief
Financial  Officer  of  the Company,   certify,
pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange
Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




October 28, 2003                        /s/ J. Ronald Hansen
----------------                        --------------------
Date                                    J. Ronald Hansen
                                        Vice President-Finance
                                        and Administration
                                        and Chief Financial
                                        Officer


A signed original of this written statement required by Section 906 has been provided to Graham
Corporation and will be retained by  Graham
Corporation and furnished to the Securities and Exchange Commission or its staff upon request.